UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 14, 2008
(Date of earliest event reported)
A.S.V., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-25620

Minnesota (State or other jurisdiction of incorporation)	41-1459569 (IRS Employer Identification No.)
840 Lily Lane,
Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
(218) 327-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
Short Form Merger Option Agreement
Waiver, Consent and Termination Agreement
Retention Agreement
Retention Agreement
Tender, Voting and Option Agreement

Item 1.01 Entry into Material Definitive Agreements
Merger Agreement
     On January 13, 2008, Terex Corporation (“Terex”), Terex Minnesota, Inc., (“TMI”), and A.S.V., Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Terex will commence a tender offer (the “Offer”) to acquire all the outstanding shares of common stock of the Company (the “Shares”) at a price of $18.00 per Share, net to the seller without interest (the “Offer Price”) as promptly as practicable (and in any event within 10 business days of the date of the Merger Agreement).
     Under the Merger Agreement, after completion of the Offer and the satisfaction or waiver of certain conditions, including, if required, a vote of the Company’s shareholders, TMI will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly-owned subsidiary of Terex. Holders of Shares not purchased in the Offer, other than dissenting Shares and Shares to be cancelled in accordance with the terms of the Agreement, will be entitled to receive the Offer Price per Share in cash in the Merger. All of the Company’s stock options outstanding immediately prior to the effective time of the Merger having an exercise price in excess of the Offer Price will be cancelled and exchanged for the right to receive cash in an amount equal to the number of Shares subject to such options multiplied by the excess of the Offer Price over the exercise price of such options, [all “underwater” options would be converted into the right to receive an amount of restricted stock units (“RSU”) of T Company equal to the Black-Scholes value of such options.
     The Offer is not subject to a financing condition. However, the obligation of Terex to effect the Offer is subject to the satisfaction of a number of closing conditions set forth in the Merger Agreement, including among others, that at least a majority of all outstanding Shares on a fully diluted basis shall have been validly tendered and not withdrawn, as well as the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and applicable equivalent foreign laws.
     The Company has agreed to operate its business in the ordinary course until the Merger is consummated, and to not solicit or engage in discussions with third parties regarding other proposals to acquire the Company, subject to specified exceptions. The Merger Agreement includes termination provisions for both the Company and Terex. In connection with the termination of the Merger Agreement under specified circumstances involving acquisition proposals that are more favorable to the holders of Shares than the Offer or a change in the board’s recommendation of the transaction to the Company’s shareholders, the Company may be required to pay Terex a termination fee of $17 million.
     Terex and the Company have made customary representations, warranties and covenants in the Merger Agreement and consummation of the tender offer and the merger are subject to various customary conditions, including the receipt of regulatory approvals. The Merger Agreement contains certain termination rights for both Terex and the Company and further provides that, upon termination of the Merger Agreement upon certain conditions, reimbursement of expenses or a termination fee may be due to one of the parties.
     The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Short Form Merger Option Agreement
     In addition, on January 13, 2008, the Company, Terex, and TMI entered into a Short Form Merger Option Agreement (the “Option Agreement”) pursuant to which the Company granted to Terex an irrevocable option to purchase the number of newly-issued Shares at a per Share purchase price equal to the Offer Price that, when added to the number of Shares owned by Terex and TMI at the time of such exercise, results in Terex or TMI owning one share more than 90% of the fully diluted Shares (the “Top-Up Option”). However, the number of Shares subject to the Top-Up Option is limited to the number of Shares authorized and available for issuance. If the Top-Up Option is exercised by Terex (resulting in Terex owning at least one share more than 90% of the fully diluted Shares), or

Terex otherwise acquires at least one share more than 90% of more of the fully diluted Shares, Terex will be able to effect a short-form merger under the Minnesota Business Corporation Act, subject to the terms and conditions of the Merger Agreement.
     The description of the Option Agreement contained herein is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedule that the Company delivered in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 5.02(e)
Retention Agreements
     On January 13, 2008, the Company also entered into Retention Agreements with Terex and each of Mark S. Glasnapp and Thomas R. Karges (collectively, the “Retention Agreements”).
     Mr. Glasnapp’s Retention Agreement provides for a retention bonus equal to $328,125 (the “Retention Bonus”) to be provided to Mr. Glasnapp as soon as practicable after the closing of the Merger, $50,000 of which is payable in cash and the balance of which is payable in shares of restricted stock of Terex (the “Restricted Stock”), subject to Mr. Glassnap being an employee of the Company on such closing date and the execution of a release and restricted stock agreement. The Restricted Stock vests in four equal installments on the anniversaries of the closing date of the Merger. The each of Messrs. Glasnapp and Karges, Michitsch and Boden on the same terms and conditions as the Retention Awards made to Mr. Strader and Mr. Perry.
     In the event Mr. Glasnapp’s employment by the Company is terminated by the Company without “cause” or if he terminates his employment for “good reason” an additional number of shares of Restricted Stock equal to the number of shares of Restricted Stock granted to Mr. Glasnapp multiplied by a multiplied by a fraction, the numerator of which is the total number of days which have elapsed between the immediately preceding vesting date and the date of his termination of employment, and the denominator of which is 1460.
     In addition, Mr. Glasnapp’s Retention Agreement provide for severance payments to be provided if the executive is terminated without “cause” or if the executive terminates employment for “good reason” (as such terms are defined in the Retention Agreements). Under the Retention Agreements, the executive will be entitled to receive any (a) any unpaid base salary earned by the executive through his termination date, (b) any unpaid annual bonus amount with respect to the preceding fiscal year, (c) an amount representing credit for any unpaid vacation time accrued but unused by the executive as of the termination date of his employment, and (d), subject to Mr. Glasnapp’s compliance with certain covenants in his Retention Agreement and the execution of a release, a severance payment, calculated in accordance with the formula described in the below.
     Mr. Glasnapp’s severance payment is equal to the sum of: (a) an amount equal to (i) Mr. Glasnapp’s annual bonus for the fiscal year preceding the fiscal year in which his employment is terminated, multiplied by (ii) a fraction, the numerator of which is the number of full months that have elapsed in the year of his termination of employment as of the date of termination of the executive’s employment and the denominator of which is twelve (12), plus (b) his monthly base salary for the month preceding the date of his termination of employment, multiplied by twenty-four.

     The terms of Mr. Karges’s Retention Agreement is substantially similar to the terms of Mr. Glasnapp’s Retention Agreement except that Mr. Karges’s Retention Agreement’s provides for a Retention Bonus of $275,625.
     The descriptions of the Retention Agreements contained herein are qualified in their entirety by reference to Mr. Glasnapp’s and Mr. Kareges’s Retention Agreements which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Amendments to Incentive Plans
     On January 13, 2007, the Board of Directors of the Company approved an amendment to the Company’s 1996 Incentive Stock Option Plan, 1998 Non-Employee Director Stock Option Plan and 2004 Incentive Plan (collectively, the “Plans”) to allow (i) that all “in-the -money options” granted under the Plans shall be cancelled as of the effective time of the Merger and each holder thereof shall be entitled to receive, for each option held at the Effective Time, an amount in cash equal to the excess of the merger consideration over the exercise price per option share thereof, without interest, multiplied by the number of option shares represented by such stock option, and (ii) that all “out-of-the-money” options (other than options granted under the 1998 Non-Employee Director Stock Option Plan) shall be cancelled and converted into restricted stock units of Terex. At the close of the Merger, all holders of “out-of-the-money” options granted under the 1998 Non-Employee Director Stock Option Plan shall receive no consideration for such options.

Item 8.01	Other Events
Tender, Voting and Option Agreement
     In connection and simultaneously with the execution of the Merger Agreement, Caterpillar Inc. (“Caterpillar”), Terex, and TMI entered into a Tender, Voting and Option Agreement (the “Shareholder Agreement”). Pursuant to the Shareholder Agreement, Caterpillar agreed to sell up to 19.61% of the Shares of ASV it holds to Terex pursuant to the Offer, to vote, if necessary, such Shares in favor of the Merger and against any alternative transaction, and granted Terex an option to purchase such Shares. In addition, Caterpillar agreed to not solicit or engage in discussions with third parties regarding other proposals to acquire the Company, subject to specified exceptions.
     The description of the Shareholder Agreement contained herein is qualified in its entirety by reference to the Shareholder Agreement which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Waiver, Consent, and Termination Agreement
     In connection and simultaneously with the execution of the Merger Agreement, the Company entered into a Waiver, Consent, and Termination Agreement (the “Waiver Agreement”) with Loegering Mfg., Inc., its wholly-owned subsidiary, and Caterpillar. Pursuant to the Waiver Agreement, the Company waived its rights under the Registration Rights Agreement, dated November 1, 2005, by and between the Company and Caterpillar, insofar as the Registration Rights Agreement would prohibit Caterpillar from performing its obligations under the Shareholder Agreement, including the sale of the Shares of the Company held by Caterpillar to TMI pursuant to the Offer. In addition, Caterpillar consented to the Company entering into the Merger Agreement and consummating the transactions contemplated therein, and waived its rights to terminate certain commercial agreement between Caterpillar and the Company, and Caterpillar and Loegering that may arise in connection with the Merger.
     The description of the Waiver Agreement contained herein is qualified in its entirety by reference to the Shareholder Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of January 13, 2008, by and among Terex Corporation, Terex Minnesota, Inc., and A.S.V., Inc.

10.1	Short Form Merger Option Agreement, dated January 13, 2008, by and among A.S.V., Inc., Terex Corporation, and Terex Minnesota, Inc.

10.2	Waiver, Consent, and Termination Agreement, dated January 13, 2008, by and among A.S.V., Inc., Loegering Mfg., Inc., and Caterpillar Inc.

10.3	Retention Agreement, dated January 13, 2008, by and among Mark. S. Glasnapp, Terex Corporation and A.S.V., Inc.

10.4	Retention Agreement, dated January 13, 2008, by and among Thomas R. Karges, Terex Corporation and A.S.V., Inc.

99.1	Tender, Voting and Option Agreement, dated January 13, 2008, by and among Caterpillar Inc., Terex Corporation, and Terex Minnesota, Inc.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.S.V., INC.
By:	/s/ Richard A. Benson
Richard A. Benson
Chief Executive Officer

Date: January 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 13, 2008, by and among Terex Corporation, Terex Minnesota, Inc., and A.S.V., Inc.

10.1	Short Form Merger Option Agreement, dated January 13, 2008, by and among A.S.V., Inc., Terex Corporation, and Terex Minnesota, Inc.

10.2	Waiver, Consent, and Termination Agreement, dated January 13, 2008, by and among A.S.V., Inc., Loegering Mfg., Inc., and Caterpillar Inc.

10.3	Retention Agreement, dated January 13, 2008, by and among Mark. S. Glasnapp, Terex Corporation and A.S.V., Inc.

10.4	Retention Agreement, dated January 13, 2008, by and among Thomas R. Karges, Terex Corporation and A.S.V., Inc.

99.1	Tender, Voting and Option Agreement, dated January 13, 2008, by and among Caterpillar Inc., Terex Corporation, and Terex Minnesota, Inc.